UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

GLOBAL SELF STORAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12681	13-3926714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3814 Route 44
Millbrook, New York		12545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 785-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SELF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 21, 2024, Global Self Storage, Inc., a Maryland corporation (the “Company”), issued a press release announcing that its Board of Directors (the “Board”) unanimously rejected the unsolicited, non-binding, and conditional acquisition proposal that it received from Etude Storage Partners LLC (“Etude”) on May 7, 2024 to acquire all of the outstanding shares of common stock of the Company.

The Board, which consists of a majority of independent directors, consistent with its duties under Maryland law and in consultation with its financial and legal advisors, carefully reviewed Etude’s proposal and unanimously determined that such proposal is inadequate and significantly undervalues the Company and its prospects for growth and value creation, and is not in the best interests of the Company and its stockholders. In addition, the Board unanimously affirmed it is not contemplating a sale of the Company, and unanimously determined that the continued execution of the Company’s strategic business plan is in the best interests of the Company and its stockholders and is more likely than Etude’s proposal to lead to greater long-term value creation for stockholders. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of Global Self Storage, Inc. issued on May 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

Date:	May 21, 2024	By:	/s/ Mark C. Winmill
Name: Mark C. Winmill Title: President